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EXHIBIT 21.1


                       SUBSIDIARIES OF STOKELY USA, INC.



OCONOMOWOC CANNING COMPANY, INC., incorporated in Wisconsin January 16,
1985.

         President                Vernon L. Wiersma
         Vice President           John R. McCormick
         Secretary                Robert M. Brill
         Treasurer                Stephen W. Theobald
         Directors                Vernon L. Wiersma
                                  Frank J. Pelisek
                                  Stephen W. Theobald


OCONO INTERNATIONAL, LTD., incorporated in U.S. Virgin Islands,
December 31, 1984.

         President                Vernon L. Wiersma
         Secretary                Robert M. Brill
         Treasurer                Stephen W. Theobald
         Directors                Vernon L. Wiersma
                                  Stephen W. Theobald
                                  Stuart Sonne


ANC EXPRESS, INC., incorporated in Iowa, July 1, 1967.

         President                Vernon L. Wiersma
         Vice President           Stephen W. Theobald
         Secretary                Robert M. Brill
         Directors                Vernon L. Wiersma
                                  Stephen W. Theobald


D & K FROZEN FOODS, INC., incorporated in Washington, August 22, 1977.

         President                Vernon L. Wiersma
         Vice President           James Beal
         Treasurer                Stephen W. Theobald
         Secretary                Robert M. Brill
         Directors                Vernon L. Wiersma
                                  Stephen W. Theobald
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                       SUBSIDIARIES OF STOKELY USA, INC.



STOKELY U.K. LIMITED, incorporated in England on May 17, 1991.


         President          Vernon L. Wiersma
         Vice President     Stephen W. Theobald
         Treasurer          Stephen W. Theobald
         Secretary          Leslie J. Wilson
         Directors          Vernon L. Wiersma
                            Stephen W. Theobald
                            Kenneth C. Murray
                            Leslie J. Wilson